SUPPLEMENT DATED JANUARY 11, 2021
To the following variable annuity prospectuses dated May 1, 2020:
ALLIANZ VISIONSM NEW YORK VARIABLE ANNUITY PROSPECTUS
For contracts issued on or after April 29, 2013 and for contracts issued on or prior to April 26, 2013

ISSUED BY
Allianz Life Insurance Company of New York and Allianz Life® of NY Variable Account C
This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

Beginning March 1, 2021 we will no longer issue new VisionSM New York Contracts and you will no longer be able to add Income Protector to either a newly issued or inforce Contract.

PRO-008-0520
(VNY-400, VNY-146)